Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Shareholders' Equity [Abstract]
Shareholders' Equity

NOTE 15 - SHAREHOLDERS' EQUITY

Preferred Stock – In March 2009, in connection with the Troubled Asset Relief Program (the "TARP") Capital Purchase Program (the "CPP"), established as part of the Emergency Economic Stabilization Act of 2008, the Company issued to the U.S. Treasury 12,895 shares of the Company's Fixed Rate Cumulative Perpetual Preferred Stock, Series T (the "Preferred Stock"), having a liquidation preference of $1,000 per share. The Preferred Stock has a dividend rate of 5% for the first five years and 9% thereafter. The Preferred Stock has a call feature after three years.

In connection with the sale of the Preferred Stock, the Company also issued to the U.S. Treasury a ten-year warrant to purchase up to 91,714 shares of the Company's common stock (the "Warrants"), par value $0.01 per share at an initial exercise price of $21.09 per share.

As required under the TARP Capital Purchase Program, dividend payment on and repurchase of the Company's common stock are subject to certain restrictions. For as long as the Preferred Stock is outstanding, no dividends may be declared or paid on the Company's common stock until all accrued and unpaid dividends on the Preferred Stock are fully paid. In addition, the U.S. Treasury's consent is required for any increase in dividends on common stock before the third anniversary of issuance of the Preferred Stock and for any repurchase of any common stock except for repurchases of common shares in connection with benefit plans.

The Preferred Stock and Warrants were sold to the U.S. Treasury for an aggregate purchase price of $12,859,000 in cash. The purchase price was allocated between the Preferred Stock and the Warrants based upon the relative fair values of each to arrive at the amounts recorded by the Company. This resulted in the Preferred Stock being issued at a discount which is being amortized on a level yield basis as a charge to retained earnings over an assumed life of five years.

Due to the Company's current financial condition, as of February, 2011, the Federal Reserve Bank of Richmond, the Company's primary federal regulatory, required the Company to defer dividend payments on the TARP Preferred Stock. The Company may defer dividend payments on the TARP Preferred Stock, although the dividend is a cumulative dividend and failure to pay dividends for six dividend periods, whether or not consecutive, would trigger board appointment rights for the holder of the TARP Preferred Stock. The Company has deferred dividend payments on the TARP Preferred Stock for five consecutive dividend periods. As of December 31, 2011, dividends totaling $645,000 have been deferred.

Restrictions on Dividends - South Carolina banking regulations restrict the amount of dividends that can be paid to shareholders. All of the Bank's dividends to the Company are payable only from the undivided profits of the Bank. At December 31, 2011 the Bank had negative retained earnings. In addition, pursuant to the terms of the Consent Order, the Bank is prohibited from declaring a dividend on its shares of common stock unless it receives approval from the FDIC and the State Board. Under Federal Reserve Board regulations, the amounts of loans or advances from the Bank to the parent company are also restricted. Prior to March 6, 2012, so long as the Treasury owns the 12,985 shares of preferred stock issued pursuant to the Capital Purchase Program, the Company is not permitted to declare cash dividends on its common stock without the Treasury's consent.